                                  EXHIBIT 21
           SUBSIDIARIES OF CHARLES E. SMITH RESIDENTIAL REALTY, INC.


Name                                                     State of Incorporation/Formation
Smith One, Inc.                                                       Delaware
Smith Two, Inc.                                                       Delaware
Smith Three, Inc.                                                     Delaware
Smith Four, Inc.                                                      Delaware
Smith Five, Inc.                                                      Delaware
Smith Six, Inc.                                                       Delaware
Smith Seven, Inc.                                                     Delaware
Charles E. Smith Residential Realty L.P.                              Delaware
Courthouse Hill L.L.C.                                                Delaware
Smith Property Holdings Springfield L.L.C.                            Virginia
Smith Property Holdings 2000 Commonwealth L.L.C.                      Delaware
Smith Property Holdings Crystal Plaza L.L.C.                          Delaware
Smith Property Holdings Dearborn Place Manager L.L.C.                 Delaware
Smith Property Holdings One East Delaware L.L.C.                      Delaware
Smith Property Holdings Lincoln Towers L.L.C.                         Virginia
Smith Property Holdings One, L.P.                                     Delaware
Smith Property Holdings One (D.C.) L.P.                               Delaware
Smith Property Holdings Crystal Towers L.P.                           Delaware
Smith Property Holdings Two L.P.                                      Delaware
Smith Property Holdings Two (D.C.) L.P.                               Delaware
Smith Property Holdings Three L.P.                                    Delaware
Smith Property Holdings Three (D.C.)  L.P.                            Delaware
Smith Property Holdings Four L.P.                                     Delaware
Smith Property Holdings Kenmore L.P.                                  Delaware
Smith Property Holdings Five L.P.                                     Delaware
Smith Property Holdings Five (D.C.) L.P.                              Delaware
First Herndon Associates Limited Partnership                          Virginia
Smith Property Holdings Six L.P.                                      Delaware
Smith Property Holdings Six (D.C.) L.P.                               Delaware
Smith Property Holdings Van Ness L.P.                                 Delaware
Smith Property Holdings Columbia Road L.P.                            Delaware
Smith Property Holdings Seven L.P.                                    Delaware
Smith Property Holdings Cronin's Landing Limited Partnership          Massachusetts
Smith Property Holdings 4411 Connecticut L.L.C.                       Delaware
Smith Property Holdings Buchanan House L.L.C.                         Delaware
Smith Property Holdings McClurg Court L.L.C.                          Delaware
Smith Property Holdings Parc Vista L.L.C.                             Delaware
Smith Property Holdings Stonebridge L.L.C.                            Delaware
Smith Property Holdings Superior Place L.L.C.                         Delaware
Smith Property Holdings Water Park Towers L.L.C.                      Delaware
Smith Property Holdings Renaissance Manager L.L.C.                    Delaware
SPH Renaissance L.L.C.                                                Delaware
Smith Property Holdings Alban Towers L.L.C.                           Delaware
Smith Property Holdings Aventura A L.L.C.                             Delaware
Smith Property Holdings Aventura B L.L.C.                             Delaware
Smith Property Holdings Aventura C L.L.C.                             Delaware
Smith Property Holdings Berkeley L.L.C.                               Virginia
Smith Property Holdings Consulate L.L.C.                              Delaware

                                  EXHIBIT 21
           SUBSIDIARIES OF CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                                  [Continued]


Name                                                       State of Incorporation/Formation
Smith Property Holdings Countryside L.L.C.                             Delaware
Smith Property Holdings Crystal Houses L.L.C.                          Delaware
Smith Property Holdings Orleans L.L.C.                                 Virginia
Smith Property Holdings Park West L.L.C.                               Delaware
Smith Property Holdings Skyline Towers L.L.C.                          Delaware
Smith Property Holdings Somerset L.L.C.                                Delaware
Smith Property Holdings South Beach Towers L.L.C.                      Delaware
Smith Property Holdings Sunset Pointe Court L.L.C.                     Delaware
Smith Property Holdings Sunset Pointe III L.L.C.                       Delaware
Smith Property Holdings Sunset Pointe North L.L.C.                     Delaware
Smith Property Holdings Sunset Pointe South L.L.C.                     Delaware
Smith Property Holdings Sunset Pointe West L.L.C.                      Delaware
Smith Property Holdings Terrace L.L.C.                                 Delaware
SPH Springfield Station L.L.C.                                         Delaware
SPH University Center L.L.C.                                           Delaware
Dearborn/Delaware Associates Limited Partnership                       Illinois
Smith Property Holdings Plaza Manager L.L.C.                           Delaware
Smith Property Holdings Concord L.L.C.                                 Delaware
Smith Property Holdings Harbour House L.L.C.                           Delaware
Smith Property Holdings Illinois Center L.L.C.                         Delaware
Smith Property Holdings Las Olas Tower L.L.C.                          Delaware
Smith Property Holdings New River Village L.L.C.                       Delaware
Smith Property Holdings Plaza 440 Manager L.L.C.                       Delaware
Smith Property Holdings Reston Landing L.L.C.                          Delaware
Smith Property Holdings Sagamore Towers, L.L.C.                        Delaware
Smith Property Holdings Skyline Mall L.L.C.                            Delaware
Smith Property Holdings Wilson L.L.C.                                  Delaware
Metropolitan Acquisition Finance                                       Delaware
Smith Employment Services L.P.                                         Delaware
SPH Brandywine L.L.C.                                                  Delaware
SPH Pollard Gardens I L.L.C.

                                  EXHIBIT 21
           SUBSIDIARIES OF CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                                  [Continued]


Name                                                      State of Incorporation/Formation
Smith Property Holdings Countryside L.L.C.                             Delaware
Smith Property Holdings Crystal Houses L.L.C.                          Delaware
Smith Property Holdings Orleans L.L.C.                                 Virginia
Smith Property Holdings Park West L.L.C.                               Delaware
Smith Property Holdings Skyline Towers L.L.C.                          Delaware
Smith Property Holdings Somerset L.L.C.                                Delaware
Smith Property Holdings South Beach Towers L.L.C.                      Delaware
Smith Property Holdings Sunset Pointe Court L.L.C.                     Delaware
Smith Property Holdings Sunset Pointe III L.L.C.                       Delaware
Smith Property Holdings Sunset Pointe North L.L.C.                     Delaware
Smith Property Holdings Sunset Pointe South L.L.C.                     Delaware
Smith Property Holdings Sunset Pointe West L.L.C.                      Delaware
Smith Property Holdings Terrace L.L.C.                                 Delaware
SPH Springfield Station L.L.C.                                         Delaware
SPH University Center L.L.C.                                           Delaware
Dearborn/Delaware Associates Limited Partnership                       Illinois
Smith Property Holdings Plaza Manager L.L.C.                           Delaware
Smith Property Holdings Concord L.L.C.                                 Delaware
Smith Property Holdings Harbour House L.L.C.                           Delaware
Smith Property Holdings Illinois Center L.L.C.                         Delaware
Smith Property Holdings Las Olas Tower L.L.C.                          Delaware
Smith Property Holdings New River Village L.L.C.                       Delaware
Smith Property Holdings Plaza 440 Manager L.L.C.                       Delaware
Smith Property Holdings Reston Landing L.L.C.                          Delaware
Smith Property Holdings Sagamore Towers, L.L.C.                        Delaware
Smith Property Holdings Skyline Mall L.L.C.                            Delaware
Smith Property Holdings Wilson L.L.C.                                  Delaware
Metropolitan Acquisition Finance                                       Delaware
Smith Employment Services L.P.                                         Delaware
SPH Brandywine L.L.C.                                                  Delaware
SPH Pollard Gardens I L.L.C.
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